SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): October 28, 2010

Structural Enhancement Technologies Corp.

 (Exact Name Of Registrant As Specified In Charter)

Delaware	333-148425	11-3460949
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

40 Marcus Avenue

Hauppauge, NY  11788

 (Address Of Principal Executive Offices)

Phone number (631) 560-4108

 (Issuer Telephone Number)

30 East Sunrise Highway

Valley Stream, NY  11581

(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

         (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act      (17 CFR 240.13e-4 (c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On October 28, 2010, the Registrant entered into a Debt Conversion Agreement between Michael Margolies and Stanley Chason and the Registrant.  The Company is indebted to Michael Margolies and Stanley Chason in the amount of $707,785.00 plus interest, as of October 28, 2010, and which was incurred on or before March 1, 2009, and still due and owing as of the date hereof (the “Debt”).  Michael Margolies and Stanley Chason have agreed to convert a portion of the debt into 10,000,000 shares of common stock.  The exact amount for which the Debt is reduced depends on the value received from the sale of the shares converted.

In addition, the Registrant also issued shares of common stock, bearing a restrictive legend to the following:

Shareholder Charles Woodward James W. Zimbler Andrew B. Mazzone Cimarron Capital Ltd. LSS Consulting Marty Hodas Michael S. Krome, Esq. DRB Consulting, Inc.	Number of Shares 2,000,000 2,000,000 2,000,000 1,000,000 750,000 250,000 500,000 500,000	Compensation or Consideration Accrued Salary ($______) Accrued Salary ($______) Accrued Salary ($______) Consulting Fees Consulting Fees Consulting Fees Legal Fees due Consulting Fees

All shares were issued in reliance of Section 4(2) of the Securities Act of 1933, as amended.  Such reliance was based upon the fact that (i) the issuance of the shares did not involve a public offering, (ii) there were no more than 35 investors (excluding “accredited investors”), (iii) each investor who was not an accredited investor either alone or with his purchaser representative(s) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, or the issuer reasonably believes immediately prior to making any sale that such purchaser comes within this description, (iv) the securities are subject to Rule 144 limitation on resale and (v) each of the parties is a sophisticated purchaser and had full access to the information on the Registrant necessary to make an informed investment decision by virtue of the due diligence conducted by the purchaser or available to the purchaser prior to the transaction.

Effective November 10, 2010, the Registrant had approximately 24,039,472 issued and outstanding shares of common stock.

Section 5 -- Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of November 10, 2010, the following has resigned as a Director and Vice-President of the Registrant.

James W. Zimbler                   Director and Vice-President

The Director/Executive Officer resigning has stated in his resignation letter that his resignation does not in any way imply or infer that there is any dispute or disagreement relating to the Company’s operations, policies or practices.

Each resigning Director/Executive Officer has been provided a copy of his disclosure, no less that the day the Registrant is filing the disclosure with the Commission.  Each Director will be given an opportunity to furnish the Registrant a letter or response, that he agrees with the statements made by the Registrant in this Section 5.02, and if not, stating the respects in which he does not agree.

The Registrant expects to interview potential new members of the Board of Directors and for the position of Vice-President in the near future.

Section 8– Other Events

Item 8.01 Other Events

Effective immediately, the Company has relocated its Executive/Corporate offices as follows:

40 Marcus Avenue

Hauppauge, NY  11788

Phone number: (631) 560-4108

Section 9 -- Financial Statement And Exhibits

Item 9.01 Financial Statement And Exhibits.

(c)        Exhibits.

Exhibit 17.1                Resignation Letter of James W. Zimbler

Exhibit 99.1                Debt Conversion Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        Structural Enhancement Technologies Corp.

By:   /s/  Andrew B. Mazzone

Andrew B. Mazzone

President

Dated: November 10, 2010